                      ==================================



                         REGISTRATION RIGHTS AGREEMENT
                   FOR POST-MARCH 31, 1998 SHARES AND UNITS

                         Dated as of November 1, 1996

                                 by and among

                               WEEKS CORPORATION

                                      and

                         NWI WAREHOUSE GROUP, L.P. and
                     BUCKLEY & COMPANY REAL ESTATE, INC.,



                      ==================================

                         REGISTRATION RIGHTS AGREEMENT
                   FOR POST-MARCH 31, 1998 SHARES AND UNITS

     THIS REGISTRATION RIGHTS AGREEMENT FOR POST-MARCH 31, 1998 SHARES AND UNITS (this "Agreement") is made and entered into as of November 1, 1996, by and among WEEKS CORPORATION, a Georgia corporation (the "Company"), NWI WAREHOUSE GROUP, L.P. a Tennessee limited partnership, including its successors, assigns and transferees ("NWI"), and BUCKLEY & COMPANY REAL ESTATE, INC., a Tennessee corporation, including its successors, assigns and transferees ("Buckley & Co."). NWI and Buckley & Co. are collectively referred to hereafter as "NWI Group" and all references to NWI Group shall include within its meaning "Buckley & Co." and "NWI."

     WHEREAS, this Agreement is made pursuant to (i) the Contribution Agreement for the Aspen Grove Land dated as of even date herewith , (ii) the Contribution Agreement for the I-440 Land dated as of even date herewith (collectively, (i) and (ii) are hereafter referred to as the "Contribution Agreements.") and (iii) certain other agreements executed pursuant to the acquisition by Weeks of the assets of NWI Group and its affiliates;

     WHEREAS, NWI Group will become the owner of Units (as defined below) in Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership"), either in connection with the transactions described in the Contribution Agreements or in connection with the acquisition of the assets of NWI Group and its affiliates; and

     WHEREAS, in order to induce NWI Group to enter into the transactions described in the Contribution Agreements, the Company has agreed, with respect to the Units issued after March 31, 1998, to provide NWI Group with the registration rights set forth in Section 2 hereof;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1.   Definitions.
          -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Buckley & Co." shall have the meaning set forth in the Preamble and also
      -------------
shall include each of Buckley & Co.'s successors and assigns.

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of
      ------------
the Company.

     "Company" shall have the meaning set forth in the Preamble and also shall
      -------
include the Company's successors.

     "Contribution Agreements" shall have the meaning set forth in the
      -----------------------
Preamble.

     "Control" shall mean the ability, whether by the direct or indirect
      -------
ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, to select the manager of a limited liability company or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

     "Entity" shall mean any general partnership, limited partnership,
      ------
corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Maximum Number" shall mean with respect to an underwritten public
      --------------
offering, the maximum number of securities which in the opinion of the managing underwriters can be included in such offering without adversely affecting the marketability of the offering.

     "NWI" shall have the meaning set forth in the Preamble and also shall
      ---
include each of NWI's successors and assigns.

     "NWI Group" shall have the meaning set forth in the Preamble.
      ---------

     "Operating Partnership" shall have the meaning set forth in the Preamble
      ---------------------
and also shall include the Operating Partnership's successors and assigns.

     "Partnership Agreement" shall mean the Second Amended and Restated
      ---------------------
Agreement of Limited Partnership of the Operating Partnership.

     "Person" shall mean any individual or Entity.
      ------

     "Piggyback Registration" shall have the meaning set forth in Section 2
      ----------------------
hereof.

     "Piggyback Registration Request" shall have the meaning set forth in
      ------------------------------
Section 2 hereof.

     "Piggyback Registrable Securities" shall mean the Shares held by NWI Group,
      --------------------------------
excluding (i) Shares that have been disposed of under any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by NWI Group if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Piggyback Registration Expenses" shall mean any and all expenses incurred
      -------------------------------
by the Company in connection with Piggyback Registrations, including, without limitation: (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Piggyback Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Piggyback Registrable Securities on any securities exchange or exchanges pursuant to Section 4(i) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Piggyback Registration Expenses shall specifically exclude "Selling Expenses."

     "Private Placement" shall mean the issuance and sale of Shares and Units
      -----------------
pursuant to the transactions contemplated by the Contribution Agreements and pursuant to any other event in which Buckley & Co. is issued Shares or Units after March 31, 1998.

     "Prospectus" shall mean the prospectus included in the Registration
      ----------
Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Piggyback Registrable Securities covered by the Registration Statement, and in each case including all material incorporated by reference therein.

     "Registration Statement" shall mean the registration statement prepared
      ----------------------
and filed with the SEC.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling
      ----------------
commissions and transfer taxes applicable to the sale of Piggyback Registrable Securities and disbursements of underwriters.

     "Shares" shall mean (i) any Common Stock issued to NWI Group in private
      ------
placements subsequent to March 31, 1998 and (ii) any Common Stock issued to NWI Group upon redemption of those Units which were issued to NWI Group subsequent to March 31, 1998.

     "Units" shall mean the limited partnership interests of the Operating
      -----
Partnership issued to NWI Group in the Private Placement, which interests are redeemable for Common Stock, or at the Operating Partnership's option, cash.

     2.    Piggyback Registrations for the Benefit of NWI Group.
           ----------------------------------------------------

     (a)   Right to Piggyback.  With respect to any Units or Shares issued to
           ------------------
NWI Group subsequent to March 31, 1998, if the Company at any time proposes to register any of its Common Stock or other securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-8 or another form not available for registering the Piggyback Registrable Shares for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 30 days) give written notice to NWI Group of its intention to effect such registration and will include in such registration all Piggyback Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the receipt of the Company's notice (a "Piggyback Registration Request"); provided, however, that
                                                       --------  -------
the Company shall not be required to include Piggyback Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock, any Piggyback Registration Request by NWI Group shall specify that either (i) such Piggyback Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration, or (ii) such Piggyback Registrable Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances.

     (b)   Priority on Primary Registrations.  If a Piggyback Registration is an
           ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum
Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, (ii) securities requested to be included in such registration pursuant to the Registration Rights and Lock-Up Agreement dated as of August 24, 1994, by and among Weeks Corporation and the Company Participants Listed on

Schedule A thereof and the Other Participants Listed on Schedule B thereof,
(iii) third, (a) Piggyback Registrable Securities covered by Piggyback Registration Requests, (b) securities covered by piggyback registration requests pursuant to that certain Registration Rights and Lock-Up Agreement by and among Weeks Corporation, Lichtin Properties, Inc., Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson, The Steven A. Lichtin Trust, The Karen S. Lichtin Trust and The Adam L. Lichtin Trust dated 1996, and
(c) securities covered by piggyback registration requests pursuant to that certain Registration Rights and Lock-Up Agreement for Post-March 31, 1997 Units by and among Weeks Corporation, Lichtin Properties, Inc., Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson, The Steven A. Lichtin Trust, The Karen S. Lichtin Trust and The Adam L. Lichtin Trust dated 1996, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration and (iv) fourth, other securities requested to be included in such registration.

     (c)   Priority on Secondary Registrations.  If a Piggyback Registration is
           -----------------------------------
an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Piggyback Registrable Securities covered by Piggyback Registration Requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration;

provided, however, that if the holders requesting registration are doing so
--------  -------
pursuant to demand registration rights of such holders, such holders' shares shall take priority over any Piggyback Registrable Securities and any other securities requested to be included, which shall be included on a pro rata basis.

     (d)   Demand Registration Rights After Fifth Anniversary.   If all of the
           --------------------------------------------------
Piggyback Registrable Securities under this Agreement, which NWI Group wishes to dispose of, have not been disposed of on or before the fifth anniversary of this Agreement, then NWI Group shall be entitled to two (2) demand registration right with respect to such Piggyback Registrable Securities. Such demand registration shall be conducted in accorandance with the terms, provisions and priorities of the demand registration provisions (including, without limitation, the expense allocation provisions) contained in the Registration Rights Agreement dated as of the date hereof by and among the Company, NWI, Buckley & Co., John W. Nelley, Jr. and Albert W. Buckley, Jr.

     3.    Holdback Agreements.
           -------------------

     (a)   NWI Group of Piggyback Registrable Shares.  NWI Group agrees not to
           -----------------------------------------
effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that NWI Group receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which Piggyback Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b)   Company Officers and Directors.  The Company agrees (i) not to effect
           ------------------------------
any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that the Company receives notice of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its best efforts to cause each of the Company's officers and directors who hold Common Stock or any securities convertible into or exercisable for Common Stock, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4.    Piggyback Registration Procedures.  If and whenever the Company is
           ---------------------------------
required to use its reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company shall use its reasonable efforts to effect the registration and sale of the Piggyback Registrable Securities in accordance with the intended method of disposition thereof;

provided, however, that the Company will not be under any obligation to ensure
--------  -------
the registration of such Piggyback Registrable Securities is consummated if the Registration Statement pursuant to which the Piggyback Registrable Securities are being registered is canceled or withdrawn on behalf of the Company or those persons requesting such registration. In connection with the foregoing, the Company will, as expeditiously as possible:

           (a) prior to the filing of the Registration Statement, furnish to NWI Group copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the approval of NWI Group only with respect to any statement in the Registration Statement which relates to NWI Group;

           (b) notify NWI Group promptly and, if requested by NWI Group, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Piggyback Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and
     (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any part thereof as promptly as possible;

           (d) furnish to NWI Group after it has delivered a Piggyback Registration Request to the Company, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

           (e) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Piggyback Registrable Securities covered by such Registration Statement in accordance with NWI Group's intended method of disposition set forth in such Registration Statement for such period;

           (f) furnish to NWI Group and to each underwriter such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Piggyback Registrable Securities covered by such Registration Statement;

           (g) use its reasonable efforts to register or qualify the Piggyback Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as NWI Group or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

           (h) provide a transfer agent and registrar, which may be a single entity, for all Piggyback Registrable Securities not later than the effective date of the Registration Statement;

           (i) use its reasonable efforts to cause all Piggyback Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

           (j) if the offering is underwritten, to furnish, at the request of NWI Group, on the date that Piggyback Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder and that such counsel does not believe that any such Registration Statement, Prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by NWI Group or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request; and

           (k) make available for inspection by NWI Group after it has provided a Piggyback Registration Request to the Company and any counsel, accountants or other representatives retained by NWI Group all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by NWI Group, counsel, accountants or representatives in connection with the Registration Statement; provided, however, that such records, documents or
                             --------  -------
     information which the Company determines in good faith to be confidential and notifies NWI Group, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by NWI Group, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement.

           For purposes of paragraph (e) of this Section 4, the period of distribution of Piggyback Registrable Securities in a firm commitment underwritten public offering shall be deemed to be that period during which the underwriters in such offering require in an underwriting agreement in the form customarily used by such underwriters for comparable transactions that the Company keep a registration statement effective to permit each underwriter to complete the distribution of all securities purchased by it, and the period of distribution of Piggyback Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Piggyback Registrable Securities covered thereby or nine months after the effective date thereof.

           In connection with each registration hereunder, NWI Group will furnish to the Company in writing such information with respect to itself and the proposed distribution by itself as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information shall be a condition to the rights afforded NWI Group hereunder. In addition, NWI Group and any of its partners, officers, directors or affiliates, if any, (i) will comply with the provisions of Rule 10b-6 and 10b-7 under the Exchange Act as applicable to them in connection with sales of Piggyback Registrable Securities pursuant to the Registration Statement;
     (ii) will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Piggyback Registrable Securities pursuant to the Registration Statement; and (iii) will enter into such written agreements as the Company shall reasonably request to ensure compliance therewith.

           In connection with each registration pursuant to Section 2 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided that such agreement shall not contain any such provision
     --------
     applicable to the Company which is inconsistent with the provisions hereof; provided, further that the time and place of the closing under said
     --------  -------
     agreement shall be as mutually agreed upon between the Company and such managing underwriter.

           5.    Piggyback Registration Expenses.  In connection with any
                 -------------------------------
     Piggyback Registration, the Company shall pay all Piggyback Registration Expenses and NWI Group shall pay all Selling Expenses applicable to the shares sold by NWI Group.

           6.    Indemnification; Contribution.
                 -----------------------------

           (a)  Indemnification by the Company.  The Company agrees to
                ------------------------------
     indemnify and hold harmless NWI Group and its partners, officers and directors and each Person, if any, who controls NWI Group within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which NWI Group, or any partner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

          (iii) subject to the limitations set forth in Section 6(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 6(a)
--------  -------
shall not apply with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by NWI Group (i) expressly for use in the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto or (ii) pursuant to any representation, warranty or other statement contained in any of the Contribution Agreements or any admission amendment to the Partnership Agreement.

     (b)   Indemnification by NWI Group.   NWI Group agrees to indemnify and
           ----------------------------
hold harmless the Company, and each of its respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto, or any of the Contribution Agreements in reliance upon and in conformity with written information furnished to the Company by NWI Group expressly for use therein. In no event, however shall the liability of NWI Group exceed the net proceeds received by NWI Group from any offering made in connection with a Registration Statement.

     (c)   Conduct of Indemnification Proceedings.  Each indemnified party shall
           --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 6(a) or (b) above.  After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the
                                             --------  -------
defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 6(c).

     (d)   Contribution.  In order to provide for just and equitable
           ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and NWI Group shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and NWI Group, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and NWI Group on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), NWI Group shall not be required to contribute any amount in excess of the amount by which the total price at which the Piggyback Registrable Securities of NWI Group were offered to the public exceeds the amount of any damages which NWI Group would otherwise have been required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls NWI Group within the meaning of Section 15 of the Securities Act and partners, directors and officers of NWI Group shall have the same rights to contribution as NWI Group, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     (e) In the event any sale pursuant to a Piggyback Registration is an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Piggyback Registerable Securities to the same extent and on substantially similar terms as the Company's indemnification of NWI Group as set forth in Section 6(a) above.

     7.    Rule 144 Sales.
           --------------

     (a)   Compliance.  The Company covenants that, so long as it is subject to
           ----------
the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable NWI Group to sell Piggyback Registrable Securities pursuant to Rule 144 under the Securities Act.

     (b)   Cooperation with NWI Group.  In connection with any sale, transfer or
           --------------------------
other disposition by NWI Group of any Piggyback Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with NWI
Group to facilitate the timely preparation and delivery of certificates representing Piggyback Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Piggyback Registrable Securities to be for such number of shares as NWI Group may reasonably request at least two business days prior to any sale of Piggyback Registrable Securities.

    8.     Miscellaneous.
           -------------

    (a)    Amendments and Waivers.  The provisions of this Agreement, including
           ----------------------
the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the parties hereto.

    (b)    Notices.  All notices and other communications provided for or
           -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to NWI, at 1410 Donelson Pike, Suite A-5, Nashville, Tennessee 37217, Attention: John W. Nelley, Jr., (ii) if to Buckley & Co., at 1410 Donelson Pike, Suite A-5, Nashville, Tennessee 37217, Attention: Albert W. Buckley, Jr., or (iii) if to the Company, at 4497 Park Drive, Norcross, Georgia 30093, Attention: A. R. Weeks, Jr.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c)   Successors and Assigns.  This Agreement shall inure to the benefit of
           ----------------------
and be binding upon the successors, assigns and transferees of each of the parties. If any successor, assignee or transferee of NWI or Buckley & Co.
shall acquire Piggyback Registrable Securities, in any manner, whether by operation of law or otherwise, such Piggyback Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Piggyback Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (d)   Third Party Beneficiaries.  There shall be no third party
           -------------------------
beneficiaries or intended beneficiaries of this Agreement

     (e)   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f)   Headings.  The headings in this Agreement are for convenience of
           --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g)   Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Georgia without giving effect to the conflicts of law provisions thereof.



     (h)   Specific Performance.  The parties hereto acknowledge that there
           --------------------
would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (i)   Entire Agreement.  This Agreement is intended by the parties as a
           ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above

                                     WEEKS CORPORATION


                                     By:
                                         ______________________________
                                         Name:
                                         Title:


                                     NWI WAREHOUSE GROUP, L.P.


                                     By:   NWI X, L.P., its Sole General Partner



                                          By: _________________________
                                              John W. Nelley, Jr.,
                                              General Partner


                                          By: _________________________
                                              Albert W. Buckley, Jr.,
                                              General Partner



                                   BUCKLEY & COMPANY REAL ESTATE,     INC.


                                   By: _______________________
                                       Albert W. Buckley, Jr.,
                                       President